Exhibit 99.2 Delek US Holdings, Inc. Third Quarter 2020 Earnings Call November 5, 2020

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; light production from shale plays and Permian growth; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income, adjusted earnings per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Third Quarter 2020 Transforming to More Diversified EBITDA • Reported EPS of $(1.20) and adjusted EPS of $(1.01) (1) ◦ Adjusted net loss of $74 million and adjusted EBITDA of $22 million (1) ▪ Adjusted quarterly results were impacted by net benefits totaling approximately $31 million (after-tax) or $0.42 per share • Pathway to improving cash flow $200 million in 2021 ◦ Trimming workforce approximately 8%; adapting to prevailing macro conditions and to remain competitive and efficient ◦ Reducing CAPEX approximately 40% Y/Y; 2021 spending guidance of $150 to $160 million (including Balance Sheet Flexibility turnarounds) ◦ Exceeding G&A and operating cost reduction guidance in 2020; expect incremental $80 million reductions in 2021 ◦ Taking tactical actions to minimize cash losses at Krotz Springs refinery ◦ Contribution from other initiatives including the start-up of Wink to Webster pipeline • Ownership in Delek Logistics Partners LP (DKL) increased to 80% post incentive distribution rights (IDR) simplification 1) See slides 10, 11 and 12 for a reconciliation of adjusted net income to net income, adjusted net income per share to net income per share, and adjusted EBITDA to net income. 3

Third Quarter 2020 • Strong financial position with $808 million of cash on the balance sheet • Cash flow from operating activities of approx. $(37) million • Working capital impacted cash flow by approx. $(40) million • Total investing activities of approx. $7 million: ◦ Cash capital expenditures of approx. $4.7 million ◦ Net JV charge of approx. $0.3 million • Total cash returned to shareholders of approx. $23 million 4

Capitalization ($ in millions) September 30, 2020 December 31, 2019 • Delek US Consolidated at September 30, 2020 ◦ Cash of $808 million Current Portion of Long-Term Debt $33 $36 Long-Term Debt $2,441 $2,031 ◦ Net debt of $1.7 billion Total Debt $2,474 $2,067 Cash $808 $955 • Excluding Delek Logistics at September 30, Net Debt Delek US Consolidated $1,666 $1,112 2020 Delek Logistics ◦ Cash of $802 million Total Debt $1,006 $833 ◦ Net debt of $666 million Cash $6 $6 Net Debt Delek Logistics $1,000 $827 Delek US, excel. Delek Logistics • Balance sheet provides financial flexibility Total Debt $1,468 $1,234 Cash $802 $949 • Note: $165 million federal income tax Net Debt Delek US excluding DKL $666 $285 receivable expected first half 2021 Net Debt to Cap Delek US Consolidated 43% 28% Net Debt to Cap (excluding DKL Debt) 35% 13% 5

Guidance 4Q20 Guidance Range ($ in millions) Low High Consolidated Operating Expenses $130 $140 Consolidated G&A $57 $63 Consolidated Depreciation and Amort. $63 $66 Net interest expense $28 $31 Total Crude Throughput 225,000 235,000 ***Krotz Springs Total Crude Throughput 20,000 30,000 Nine Months Ending 2020 Implied September 30, 4Q Guide Savings Relative Actual 2019 2020 (Midpoint) 2020 Implied to 2019 OPEX $686.7 $422.0 $135.0 $557.0 $(129.7) G&A $274.7 $184.4 $60.0 $244.4 $(30.3) Total $961.4 $606.4 $195.0 $801.4 $(160.0) 6

Capital Expenditure • Expected 2020 capital expenditures of $249 million ◦ $203.2 million: Refining Nine Months Ending ◦ $21.0 million: Logistics ($ in millions) September 30, 2020 2020 Forecast ◦ $9.9 million: Retail Refining: ◦ $14.6 million: Corporate Regulatory $41.2 $42.3 Maintenance/reliability $139.5 $159.1 • 2020 includes the following projects: Discretionary/business development $0.2 $1.8 ◦ Big Spring Turnaround Refining segment total $180.9 $203.2 ▪ Completed in early March 2020 Logistics: • Does not include joint venture investments for recently Regulatory $1.4 $2.2 announced transactions (Wink to Webster; Red River) Maintenance/reliability $0.5 $2.3 Discretionary/business development $5.0 $16.5 • 2021 spending guidance of $150 to $160 million (including Logistics segment total $6.9 $21.0 turnarounds) Retail: ◦ Reducing CAPEX approximately 40% Y/Y Regulatory $0.2 $0.2 Maintenance/reliability $1.6 $3.2 Discretionary/business development $6.4 $6.5 Retail segment total $8.2 $9.9 Other: Regulatory $0.3 $0.5 Maintenance/reliability $0.2 $1.9 Discretionary/business development $11.5 $12.2 Other total $12.0 $14.6 Total Capital expenditures $208.0 $248.7 7

Pathway to Improving Cash Flow • Reducing CAPEX approximately 40% Y/Y; 2021 spending guidance of $150 to $160 million (including turnarounds) • Exceeding G&A and operating cost reduction guidance in 2020; expect incremental $80 million reductions in 2021 • Krotz Springs Flexibility Plan ◦ Option 1: Reduced Run Optimization Plan ▪ Represents ~45% of $70mm OPEX reduction Y/Y ◦ Option 2: Resume Normal Utilization on All Units ▪ Margin Expansion > Operating Cost reduction • Other Initiatives expected to contribute an additional $20-$30mm in 2021 8

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Non-GAAP Reconciliations of Adjusted Net Income Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions Three Months Ended September 30, Reconciliation of Net Income (Loss) attributable to Delek to Adjusted Net Income (Loss) 2020 2019 (Unaudited) Reported net income (loss) attributable to Delek $ (88.1) $ 51.3 Adjustments, after tax Net after tax inventory valuation (benefit) loss $ (7.3) $ 15.3 Net after tax unrealized hedging (gain) loss $ 15.0 $ (0.4) Net after-tax non-cash change in fair value of S&O Obligation associated with hedging activities (1) $ 6.4 Net after tax effect of gain from sale of Bakersfield non-operating refinery $ 0.1 $ — Net after-tax retroactive biodiesel tax credit (2) $ 10.5 Total after tax adjustments $ 14.2 $ 25.4 Adjusted net income (loss) $ (73.9) $ 76.7 (1) Represents an adjustment to exclude the effect of non-cash changes in fair value related to economic hedges that were entered into as discrete amendments to the S&O Obligation (i.e., not contemplated in the April 2020 Amendment and Restatement to the S&O Obligation) but which impact the fair value of the overall obligation, as such fair value changes are considered to be identical in nature to the unrealized hedging gains and losses recognized on derivative instruments which are excluded from our adjusted net income (loss). (2) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to 2019 has been included in the three and nine months ended September 30, 2019 for comparability. 10

Non-GAAP Reconciliations of Adjusted Net Income per Share Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP per share data Three Months Ended September 30, Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) per share 2020 2019 (Unaudited) Reported diluted income (loss) per share $ (1.20) $ 0.68 Adjustments, after tax (per share) (1) (2) Net inventory valuation loss (benefit) (0.10) 0.20 Unrealized hedging (gain) loss 0.20 (0.01) Non-cash change in fair value of S&O Obligation associated with hedging activities 0.09 — Retroactive biodiesel tax credit — 0.14 Total adjustments 0.19 0.33 Adjusted net income (loss) per share $ (1.01) $ 1.01 (1) The tax calculation is based on the appropriate marginal income tax rate related to each adjustment and for each respective time period, which is applied to the adjusted items in the calculation of adjusted net income in all periods. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. 11

Non-GAAP Reconciliations of Adjusted EBITDA Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions Three Months Ended September 30, Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA 2020 2019 (Unaudited) Reported net (loss) income attributable to Delek $ (88.1) $ 51.3 Add: Interest expense, net 31.0 30.7 Income tax (benefit) expense - continuing operations (15.6) 13.4 Depreciation and amortization 65.2 49.8 EBITDA (7.5) 145.2 Adjustments Net inventory valuation (benefit) loss (9.5) 20.0 Unrealized hedging (gain) loss 19.4 (0.5) Non-cash change in fair value of S&O Obligation associated with hedging activities (1) 8.2 Gain from sale of Bakersfield non-operating refinery 0.1 — Retroactive biodiesel tax credit (2) — 10.8 Net income attributable to non-controlling interest 11.2 8.7 Total adjustments 29.4 39.0 Adjusted EBITDA $ 21.9 $ 184.2 (1) Represents an adjustment to exclude the effect of non-cash changes in fair value related to economic hedges that were entered into as discrete amendments to the S&O Obligation (i.e., not contemplated in the April 2020 Amendment and Restatement to the S&O Obligation) but which impact the fair value of the overall obligation, as such fair value changes are considered to be identical in nature to the unrealized hedging gains and losses recognized on derivative instruments which are excluded from our adjusted net income (loss). (2) The portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to 2019 has been added to the three and nine months ended September 30, 2019. 12